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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                               OPEN SOLUTIONS INC.
             (Exact Name of Registrant as Specified in its Charter)

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

          DELAWARE                                                                     22-317350
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(State of Incorporation or Organization)                                    (I.R.S. Employer Identification no.)

300 Winding Brook Drive, Glastonbury, Connecticut                                                         06033
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(Address of Principal Executive Offices)                                                              (Zip Code)

         If this form relates to the                          If this form relates to the
         registration of a class of securities                registration of a class of securities
         pursuant to Section 12(b) of the                     pursuant to Section 12(g) of the
         Exchange Act and is effective                        Exchange Act and is effective
         pursuant to General Instruction                      pursuant to General Instruction
         A.(c), please check the following                    A.(d), please check the following
         box.     |_|                                         box.     |X|

Securities Act registration statement file number to which this form relates:             333-32804
                                                                                          ---------

Securities to be registered pursuant to Section 12(b) of the Act:

    Title of Each Class                                             Name of Each Exchange on Which
    to be so Registered                                             Each Class is to be Registered
    -------------------                                             ------------------------------
          None.                                                                  None.

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Securities to be registered pursuant to Section 12(g) of the Act:

                          Common Stock, $0.01 Par Value

                          ------------------------------
                                (Title of Class)


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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT


ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED


     The information required by Item 202 of Regulation S-K is included under the heading "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1 (File No. 333-32804), filed with the Securities and Exchange Commission on March 20, 2000 (the "Registration Statement"), including any form of the prospectus contained therein filed by the Registrant pursuant to Rule 424(b) under the Securities Act of 1933, as amended, which is incorporated herein by reference.



ITEM 2.  EXHIBITS


     1. The Restated Certificate of Incorporation of the Registrant is incorporated herein by reference to Exhibit 3.1 to the Registration Statement.

     2. The Amended and Restated By-Laws of the Registrant are incorporated herein by reference to Exhibit 3.2 to the Registration Statement.

     3. A specimen copy of the certificate representing shares of the Registrant's Common Stock is incorporated herein by reference to Exhibit 4.1 to the Registration Statement.


                                    -2-

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                                    SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                    OPEN SOLUTIONS INC.



                                    By: /s/ Louis Hernandez, Jr.
                                        ----------------------------------
                                        Louis Hernandez, Jr.
                                        Chairman of the Board and
                                        Chief Executive Officer

Date:  March 24, 2000